Summary Prospectus |  September 3, 2025
Schwab® Fundamental International Equity ETF

Ticker Symbol:	FNDF

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI), reports to shareholders and other information about the fund online at www.schwabassetmanagement.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, reports to shareholders and other information about the fund are available from your financial intermediary.
The fund’s prospectus and SAI, both dated June 27, 2025, as supplemented, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.
Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large non-U.S. developed market companies based on their fundamental size and weight.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.25
Other expenses	None
Total annual fund operating expenses	0.25
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity Developed ex US Large Index†. The index selects, ranks, and weights securities by fundamental measures of company size – adjusted sales, retained operating cash flow, and dividends plus buybacks – rather than market capitalization. The index measures the performance of the large company size segment by fundamental overall company scores (scores), which are created using as the universe the developed ex U.S. companies in the RAFI Global Equity Investable Universe (the parent universe). Securities are grouped in order of decreasing score and each company receives a weight based on its percentage of the total scores of the developed ex U.S. companies within the parent universe. The index is comprised of the largest developed ex U.S. companies by fundamental size. The top 87.5% of the companies by cumulative fundamental score are included in the index. The companies included in the index, and their respective

†
Index ownership — The RAFI Fundamental High Liquidity Developed ex US Large Index (the Index) is a service mark of RAFI Indices, LLC or its affiliates (collectively, RAFI) and has been licensed for use by Charles Schwab Investment Management, Inc. The intellectual and other property rights to the Index are owned by or licensed to RAFI. The Schwab Fundamental International Equity ETF is not sponsored, endorsed, sold or promoted by RAFI, its agents or service providers (collectively, the RAFI Parties). The RAFI Parties: (i) make no representation or warranty as to the results to be obtained from the use of the Index or otherwise; and (ii) shall not be liable (whether in negligence or otherwise) to any person for any error in the Index. For full disclaimer, please see the fund’s statement of additional information.

Schwab Fundamental International Equity ETF | Summary Prospectus1
REG75708-33   00317843

weights, are determined annually and are implemented using a partial quarterly reconstitution methodology in which the index is split into four equal segments and each segment is rebalanced on a rolling quarterly basis. The method of calculating the components of the index is subject to change.
It is the fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the index, including depositary receipts representing securities of the index; which may be in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). The fund will notify its shareholders at least 60 days before changing this policy. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index. The fund does not hedge its exposure to foreign currencies. However, the fund may use forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.
Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the index. The principal types of these investments include, but are not limited to, those that the investment adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the investment adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, including money market funds, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.
Because it may not be possible or practicable to purchase all of the stocks in the index, the investment adviser seeks to track the total return of the index by using sampling techniques. Sampling techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including performance attributes, tax considerations, capitalization, dividend yield, price/earnings ratio, industry factors, risk factors and other characteristics. The fund generally expects that its portfolio will hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective. The fund generally expects that its portfolio characteristics will be similar to those of the index.
The fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry, group of industries or sector to approximately the same extent that the index is so concentrated.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions, tariffs and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
New Index Risk. The fund’s comparative index was recently constituted and has not previously been utilized for a registered fund, which may create additional risks for investing in the fund.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing

2Schwab Fundamental International Equity ETF | Summary Prospectus

securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include ADRs, GDRs and EDRs, which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption, or as a result of other factors impacting foreign securities, including liquidity, irregular trading activity and timing differences between foreign markets where securities trade and the secondary market where fund shares are sold.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The MSCI EAFE Index serves as the fund’s regulatory index and provides a broad measure of market performance. The fund generally invests in securities that are included in the RAFI Fundamental High Liquidity Developed ex US Large Index. The fund does not seek to track the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.

Schwab Fundamental International Equity ETF | Summary Prospectus3

Annual Total Returns (%) as of 12/31

Best Quarter: 21.76% Q4 2020
Worst Quarter: (27.20%) Q1 2020
Year-to-date performance (before taxes) as of 3/31/25: 7.79%
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	2.65%	6.30%	5.72%
After taxes on distributions	1.89%	5.67%	5.17%
After taxes on distributions and sale of shares	2.42%	5.04%	4.64%
Comparative Indices (reflects no deduction for fees, expenses, or taxes)
MSCI EAFE Index (Net)(1)	3.82%	4.73%	5.20%
RAFI Fundamental High Liquidity Developed ex US Large Index (Net)(1)(2)	—	—	—
Russell RAFI Developed ex US Large Company Index (Net)(1)	2.74%	6.35%	5.78%
Fundamental Developed ex US Large Spliced Index(1)(3)	2.68%	6.34%	5.78%

(1)
The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

(2)
Effective June 21, 2024, the fund changed its comparative index from the Russell RAFI Developed ex US Large Company Index (Net) to the RAFI Fundamental High Liquidity Developed ex US Large Index (Net) in connection with a change to the fund’s investment objective and investment strategy to invest its assets in accordance with the index. The index has not been in operation for a full calendar year, and therefore has no performance data to present. Performance of the fund prior to June 21, 2024, is based on the fund’s investment strategy to track the previous index.

(3)
The Fundamental Developed ex US Large Spliced Index is an internally calculated index comprised of the Russell RAFI Developed ex US Large Company Index (Net) from the inception of the fund until the close of business on June 21, 2024, and the RAFI Fundamental High Liquidity Developed ex US Large Index (Net) from June 22, 2024 forward.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account. In some cases, the return after taxes on distributions and sale of shares may exceed the fund’s other returns due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Mariela Jobson, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.
Joselle Duncan, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.
David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Purchase and Sale of Fund Shares

The fund issues and redeems shares at its NAV only in large blocks of shares (Creation Units). These transactions are usually in exchange for a basket of securities included in the index and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units.
Individual shares may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because fund shares trade at market prices rather than at NAV, fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”). Recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.schwabassetmanagement.com.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4Schwab Fundamental International Equity ETF | Summary Prospectus